Exhibit                                                                                                 Form of
Number                              Description*                                                         Filing
------                              ------------                                                      ------------
   4.2       Certificate of Adjustment, dated June 28, 1993, to Rights
             Agreement (incorporated by reference to Exhibit 4 to Norwest's
             Form 8-A/A dated June 29, 1993).

   5         Opinion of Stanley S. Stroup, counsel to Norwest.                                          Electronic
                                                                                                        Transmission

   8         Form of Opinion of Vinson & Elkins L.L.P.                                                  Electronic
                                                                                                        Transmission

  23.1       Consent of Stanley S. Stroup (included as part of Exhibit 5 filed herewith).

  23.2       Consent of Vinson & Elkins L.L.P.                                                          Electronic
                                                                                                        Transmission

  23.3       Consent of KPMG Peat Marwick LLP.                                                          Electronic
                                                                                                        Transmission

  23.4       Consent of Padgett, Strateman & Co., L.L.P.                                                Electronic
                                                                                                        Transmission

  23.5       Consent of Deloitte & Touche LLP                                                           Electronic
                                                                                                        Transmission

  24         Powers of Attorney.                                                                         Electronic
                                                                                                         Transmission

  99         Form of proxy for Special Meeting of Shareholders of                                        Electronic
             Union Texas Bancorporation, Inc.                                                            Transmission


----------------

* Parenthetical references to exhibits in the description of Exhibits 3.1, 3.1.1, 3.1.2, 3.1.3, 3.1.4, 3.2, 4.1 and 4.2 are incorporated by reference from such exhibits to the indicated reports of Norwest filed with the SEC under File No. 1-2979.

                                                                       EXHIBIT 5


                       [LETTERHEAD OF STANLEY S. STROUP]


                                            February 16, 1996


Board of Directors
Norwest Corporation
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-1000

Ladies and Gentlemen:

         In connection with the proposed registration under the Securities Act of 1933, as amended, of up to 520,000 shares of the common stock (the "Shares"), par value $1-2/3 per share, of Norwest Corporation (the "Corporation"), a Delaware corporation, which are proposed to be issued by the Corporation in connection with the merger (the "Merger") of a wholly owned subsidiary of the Corporation with Union Texas Bancorporation, Inc., a Texas corporation, I have examined such corporate records and other documents, including the Registration Statement on Form S-4 relating to the Shares, and have reviewed such matters of law as I have deemed necessary for this opinion, and I advise you that in my opinion:

         1. The Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

         2. All necessary corporate action on the part of the Corporation has been taken to authorize the issuance of the Shares in connection with the Merger, and, when issued as described in the Registration Statement, the Shares will be legally and validly issued, fully paid and nonassessable.

         I consent to the filing of this opinion as an exhibit to the Registration Statement.

                               Very truly yours,


                             /s/ Stanley S. Stroup